UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/04/2006

Tri-Isthmus Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30326

Delaware	77-0557617
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7855 Ivanhoe Avenue, Suite 200
La Jolla, California 92037-4508
(Address of principal executive offices, including zip code)

(858) 551-2920
(Registrant’s telephone number, including area code)

Vsource, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2005, Tri-Isthmus Group, Inc. (formerly known as Vsource, Inc.) (the "Company") filed a Certificate of Amendment to its Certificate of Incorporation ("Amendment") with the Secretary of State of the State of Delaware. The Amendment was filed to effect the change in the Company's legal name from Vsource, Inc. to Tri-Isthmus Group, Inc. and to reduce the number of authorized shares of common stock from 500,000,000 to 100,000,000. The proposals for the name change and reduction of authorized shares of common stock were disclosed in the Company's Proxy Statement dated November 29, 2005, and both proposals were approved by the stockholders of the Company at the Annual Meeting of Stockholders on December 16, 2005. The Amendment is attached hereto as Exhibit 3.1 to this Form 8-K.

Item 7.01.    Regulation FD Disclosure

On January 4, 2006, Tri-Isthmus Group, Inc. (formerly known as Vsource, Inc.) issued a press release announcing the stock symbol change from VSCE.OB to TISG.OB that was effective on December 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

3.1        Certificate of Amendment to Certificate of Incorporation.

99.1        Press Release dated January 4, 2006, announcing the stock symbol change from VSCE.OB to TISG.OB (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri-Isthmus Group, Inc.

Date: January 06, 2006	By:	/s/ David Hirschhorn
David Hirschhorn
Co-Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Certificate of Amendment to Certificate of Incorporation
EX-99.1	Press Release dated January 4, 2006, announcing the stock symbol change from VSCE.OB to TISG.OB